FIRST AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                      -----------------------------------


     FIRST AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of March __, 1998 by and among EMERGENT MORTGAGE CORP. ("EMC"), EMERGENT MORTGAGE CORP. OF TENNESSEE ("EMC-TN" and, together with EMC, the "Companies" and each a "Company"), EMERGENT GROUP, INC. ("Guantor") the Lenders party to the Credit Agreement (as defined below) (the "Lenders"), FIRST UNION NATIONAL BANK as administrative agent for the Lenders (in such capacity, the "Co-Agent").

                              STATEMENT OF PURPOSE
                              --------------------

     WHEREAS, the Companies, the Lenders, the Administrative Agent and the Co-Agent are parties to a Mortgage Loan Warehousing Agreement dated as of December 10, 1997 (the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders and the Administrative Agent are willing to continue to make available to the Companies the credit facilities provided for in the Credit Agreement; and

     WHEREAS, a specific condition to the willingness of the Lenders and the Administrative Agent to continue to make available to the Companies the credit facilities provided for in the Credit Agreement, is the reaffirmation by the Guarantor of the Guaranty to which the Guarantor is a party; and

     WHEREAS, the Guarantor will derive a material benefit from the continued availability to the Companies of the credit facilities provided for in the Credit Agreement and therefore the Guarantor is willing to reaffirm the Guaranty to which the Guarantor is a party;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

     2. Amendments to the Credit Agreement.

     a. The definition of the term "Maturity Date" contained in the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

     "Maturity Date" shall mean the earlier of: (a) June 30, 1998, and (b) the date the Lenders terminate their obligation to make further Loans hereunder pursuant to Paragraph 8 above."

     b. The parties hereto acknowledge that, effective as of March 31, 1998, Emergent Mortgage Corp. shall have changed its name to "HomeGold, Inc." and that from and after March 31, 1998 all references in the Credit Agreement and in the other Credit Documents to "Emergent Mortgage Corp." or to "EMC" shall be deemed to be references to "HomeGold, Inc." for all purposes.

     3. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

          a. A copy of this Amendment executed by the Companies, the Guarantor, each of the Lenders, the Administrative Agent and the Co-Agent (whether such parties shall have signed the same or different copies);

          b. A  Reaffirmation  of  Guaranty  of even date  herewith  in form and
     substance   satisfactory  to  the  Administrative  Agent  executed  by  the
     Guarantor;

          c. UCC-3  Financing  Statements  in form and  substance  acceptable to
     Administrative   Agent   listing   the   Companies   as  debtors   and  the
     Administrative Agent as secured party and evidencing EMC's name change;

          d. Certificates of even date herewith signed by the President or any Vice President of each of the Companies and attested to by the Secretary or any Assistant Secretary of each of the Companies certifying that (i) the
     Articles, Bylaws and resolutions of such Company previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) such Company remains in good standing, (iii) all representations and warranties of such Company previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing; and

          e. Resolutions of each of the Companies and the Guarantor authorizing the execution of this Amendment.

     4. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts when executed and delivered


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



shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Companies and the Administrative Agent.

     6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     7. From and after the date hereof, all references in the Credit Agreement and any other document or instrument entered into in connection herewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     8. The Guarantor joins in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirms its obligations under the Guaranty (as modified by the Reaffirmation of Guaranty) and agrees that the Guaranty (as modified by the Reaffirmation of Guaranty) shall remain in full force and effect with respect to the Obligations.

     9.  EACH OF THE  LENDERS,  THE  ADMINISTRATIVE  AGENT,  THE  CO-AGENT,  THE
GUARANTOR AND EACH OF THE COMPANIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS, THE ADMINISTRATIVE AGENT AND THE CO-AGENT TO ENTER INTO THIS AMENDMENT.


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


     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                   EMERGENT MORTGAGE CORP., a South Carolina corporation


                                   By: /s/ Kevin J. Mast
                                      ------------------------------------------

                                   Name: Kevin J. Mast
                                        ----------------------------------------

                                   Title: VP & Treasurer
                                         ---------------------------------------



                                   EMERGENT MORTGAGE CORP. OF TENNESSEE, a
                                   South Carolina corporation


                                   By: /s/ Kevin J. Mast
                                      ------------------------------------------

                                   Name: Kevin J. Mast
                                        ----------------------------------------

                                   Title: VP & Treasurer
                                         ---------------------------------------



                                   EMERGENT GROUP, INC., a South Carolina
                                   corporation, as Guarantor


                                   By: /s/ Kevin J. Mast
                                      ------------------------------------------

                                   Name: Kevin J. Mast
                                        ----------------------------------------

                                   Title: VP & Treasurer
                                         ---------------------------------------



                                   FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent and as a Lender


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   BANKBOSTON, N.A., a national banking
                                   association, as Co-Agent and a Lender


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


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


                                   BANK ONE TEXAS, N.A., a national banking association


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   BANK UNITED, a federal savings bank


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   COMERCIA BANK, a Michigan banking corporation


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   THE FIRST NATIONAL BANK OF CHICAGO, a
                                   national banking association


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   GUARANTY FEDERAL BANK FSB, a federal savings bank


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   NATIONAL CITY BANK OF KENTUCKY,  a
                                   national banking association


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   SOUTHTRUST BANK, N.A., a national banking association


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


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